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                                                                 EXHIBIT 10.5(c)

                  SECOND AMENDMENT TO CREDIT AGREEMENT BY AND
                          BETWEEN INDIAN OIL COMPANY
                         AND BANK ONE, OKLAHOMA, N.A.


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made effective the 26th day of February, 1999 by and between INDIAN OIL COMPANY, an Oklahoma corporation. (the "Borrower") and BANK ONE, OKLAHOMA, N.A. (the "Lender").


                             W I T N E S S E T H:

     WHEREAS, on December 22, 1997, Borrower and Lender entered into that certain Credit Agreement (the "Original Agreement") whereby Lender provided Borrower with a reducing, revolving line of credit in an amount, subject to a Borrowing Base, which shall not exceed $50,000,000.00 as evidenced by the Note.

     WHEREAS, on August 10, 1998 Borrower and Lender amended the Original Agreement for the first time (the "First Amendment") in order to: (i) change the Debt Service Coverage ratio calculation; (ii) waive the occurrence of certain events of default; and (iii) certain other changes more particularly set forth therein (the Original Agreement as amended by the First Amendment is referred to herein as the "Agreement").

     WHEREAS, the obligations described in the Agreement are secured by, among other things not specifically set forth herein, certain Oil and Gas Properties; and

     WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement;

     WHEREAS, Borrower and Lender now desire to amend the Original Agreement for the second time in order to (i) reduce the Borrower's Borrowing Base availability from $24,000,000.00 to $20,000,000.00; (ii) extend the deadline for Borrower to have completed a $12,000,000.00 equity offering until March 1, 1999;
(iii) extend the deadline for Borrower to provide an audited financial statement for the fiscal year ending December 31, 1997 until April 10, 1999; and
(iv) waive the occurrence of certain events of default (the Original Agreement as amended by the First and Second Amendments is referred to herein as the "Agreement").

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree to amend the agreement as follows:
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     A. CHANGES TO THE AGREEMENT

          1.   Section 6.25 of the Agreement, Equity Infusion, is hereby amended
                                              ---------------
and restated in its entirety in order to extend the date to provide an equity infusion as follows:

          6.25.  Equity Infusion.  Obtain an infusion of equity capital of not
                 ---------------
     less than $12,000,000.00 into Borrower on or before March 1, 1999.


     B.   NOTICES AND WAIVERS.

     Borrower is hereby notified of the following occurrences and the Lender hereby provides the following waivers.

          1.   Borrowing Base.  Pursuant to Section 2.9 of the Agreement,
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Borrower and Lender hereby affirm the Borrowing Base at $20,000,000.00 and the
Monthly Borrowing Base Reduction at $0 until March 1, 1999. Furthermore, the Lender has calculated the Half Life of Borrower's Oil and Gas Properties (defined below) to be 84 months until the next determination of the Borrowing Base.

          2.   Annual Financial Statement.  Lender hereby provides Borrower with
               --------------------------
an additional waiver of the default created by Borrower's failure to comply with
Section 6.3 of the Agreement by not providing Lender with its audited, annual financial statements by the 105th day following the close of its fiscal year. Borrower hereby agrees to provide the financial statements required by Section
6.3 for year ending December 31, 1997 on or before April 10, 1999. Borrower and Lender hereby agree that any material adverse change in the audited financial statements from the unaudited financial statements previously provided shall constitute an additional Event of Default under the Agreement as hereby amended.

          3.   Equity Offering.  Lender hereby provides Borrower with an
               ---------------
additional waiver of the default created by Borrower's failure to comply with
Section 6.25 of the Agreement by not obtaining a $12,000,000.00 infusion of equity by the previously extended date of December 1, 1998.

          4.   Tangible Net Worth.  Lender hereby provides Borrower with a one-
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time waiver of the default created by Borrower's failure to comply with Section
7.3 of the Agreement by not maintaining a Tangible Net Worth of, at least, $1,700,000.00 for the quarter ending September 30, 1998 for the quarters ending June 30, 1998 and September 30, 1998.


     C.   REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to Lender that:

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          1.   Borrower is a corporation, duly organized, legally existing, and in good standing under the laws of the State of Oklahoma, and is duly qualified as a foreign corporation and in good standing in all other states wherein the nature of its business or its assets make such qualification necessary.

          2. Borrower's execution and delivery of this Amendment and performance of its obligations hereunder: (a) are and will be within its corporate powers; (b) are duly authorized by its board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of its articles or certificates of incorporation and bylaws, nor of any preferred stock provision, indenture, agreement or undertaking to which Corporation or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of Liens, charges or encumbrances on any of its properties or assets, except those in favor of Lender hereunder.

          3. This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with its terms.

          4. All financial statements, balance sheets, income statements and other financial data which have been or are hereafter furnished to Lender by each Borrower to induce Lender to make the loans hereunder due, and as to subsequent financial statements will, fairly represent each Borrower's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to Lender are and will be, when furnished: prepared in accordance with generally accepted accounting principles consistently applied; accurate and correct in all material respects; and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. Since the date of the last such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise and other financial data provided to Lender; of either Borrower, nor, to the best of their knowledge, has either Borrower incurred, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate, which has not been disclosed to Lender.

          5. The Borrower is the sole and lawful owner of the Collateral, pledged, mortgaged or assigned by it, and Borrower has, and as to after acquired property or New Properties will have, good right to cause the Collateral to be hypothecated to Lender as security for the Obligations.

          6. All of Borrower's other representations and warranties set forth in Sections 5.1 through 5.22 of the Agreement are true and correct on and as of the date hereof with the same effect as though made and repeated by Borrower as of the date hereof.

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     D.   CONDITIONS

     Lender's obligations under the Agreement, as hereby amended, is subject to the following conditions:

          1. Lender and Borrower shall have executed and delivered this Amendment.

          2. Borrower's representations and warranties set forth in Section C hereof shall be true and correct on and as of the date hereof, and the date of any subsequent advance with the same effect as though such representation and warranty had been on and as of such date.

          3.   Borrower shall have satisfied all conditions set forth in Section
4.1 of the Agreement.

          4. As of the date hereof, and the date of any subsequent Advance, no Event of Default nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing.


     E.   OTHER COVENANTS AND MISCELLANEOUS TERMS

          1. Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

          2. The Obligations, including but not limited to the indebtedness evidenced by the Note executed in conjunction with the Agreement, shall continue to be secured by the Collateral, without interruption or impairment of any kind.

          3. Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications and additional agreements, undertakings, conveyances, deeds of trusts, mortgages, transfers, assignments, financing statements or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents and the obligations of Borrower assuring and confirming unto Lender all or any part of the security for any such obligation. In connection herewith, Lender may require Borrower to execute additional mortgages or deeds of trust pursuant to the terms of the Agreement.

          4. The Borrowers hereby agrees to pay all reasonable attorney fees and legal expenses incurred by Lender in preparation, execution and implementation of this

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Amendment and any mortgages, deeds of trust, security agreements, pledge agreements or any amendments thereto.

          5. This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrower and Lender, and their respective successors and assigns. All obligations of the Borrower under the Agreement and all rights of Lender and any other holder of the Notes, whether expressed herein or in any Note, shall be in addition to and not in limitation of those provided by applicable law. Borrower irrevocably agrees that, subject to Lender's sole election, all suits or proceedings arising from or related to the Agreement, as amended, or the Notes may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower hereby irrevocably waives any objection to such jurisdiction and venue.

          6. This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument. The failure of any party to sign shall not affect or limit the liability of any party executing any such counterpart.

     BORROWER:                INDIAN OIL COMPANY,
                              an Oklahoma corporation


                              __________________________________________
                              By:  Richard R. Dunning
                              Title:  Chief Executive Officer


     LENDER:                  BANK ONE, OKLAHOMA, N.A.


                              __________________________________________
                              By: John K. Slay, Jr.
                              Title: Sr. Vice President

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